Exhibit 99.1

Sight Sciences Appoints Gary Burbach to its Board of Directors

MENLO PARK, Calif., April 22, 2025 (GLOBE NEWSWIRE) -- Sight Sciences, Inc. (Nasdaq: SGHT) (Sight Sciences, or the Company), an eyecare technology company focused on developing and commercializing innovative, interventional technologies that elevate the standard of care, announced today that Gerhard (Gary) F. Burbach was appointed to the Company’s Board of Directors on April 21, 2025. Mr. Burbach will serve as a Class II director with a term expiring at the 2026 Annual Meeting of Stockholders.

“We are very excited to add Gary to our Board of Directors,” stated Paul Badawi, Co-founder and Chief Executive Officer of Sight Sciences. “He brings a strong medtech industry background with a proven track record of success in commercial and operational leadership at multiple private and public medical device companies. Gary’s prior experience as CEO leading the growth of Thoratec Corporation, a company that pioneered the development of mechanical circulatory assist devices for the heart and created a new standard of care in the treatment of advanced heart failure, is particularly relevant to Sight Sciences. As we focus on maintaining our leadership position in the surgical glaucoma segment and executing on our strategy to achieve equitable market access in our dry eye segment, Gary’s substantial market development and growth expertise will be invaluable to our executive team and our Board of Directors. We look forward to his strategic insights and guidance as we continue our mission to build a leading interventional eye care business.”

Mr. Burbach added, “I am thrilled to join the Board of Directors of Sight Sciences at this pivotal time as both glaucoma and dry eye, two of the largest markets in eye care, are poised for a transformation towards interventional care and represent significant growth and market development opportunities. I look forward to collaborating with this top-tier executive team and Board to help the Company achieve its full potential.”

Mr. Burbach is a member of the Board of Directors and Chair of the Compensation Committee of BWX Technologies (NYSE: BWXT), a publicly-traded company that provides innovative nuclear technology solutions including medical isotopes and radiopharmaceuticals, and Chairman of the Board of Directors of Procyrion Inc., a private medical device company focused on the treatment of chronic heart failure. He previously served as a member of the Board of Directors of Fluidigm Corporation (now Standard Bio Tools (NAS: LAB)), a public company manufacturing and marketing innovative technologies for life sciences research, from 2013 to 2023, as Chairman of the Board of Directors of Artelon, Inc., a private company specializing in biomaterial development for tendon and ligament reconstruction, from 2020 until its acquisition by Stryker Corporation in 2024, and as a member of the Board of Directors of Vascular Dynamics, Inc., a private medical device company that developed innovative solutions for heart failure and hypertension, from 2017 to 2024. From 2006 to 2014, Mr. Burbach was President, Chief Executive Officer and a member of the Board of Directors of Thoratec Corporation, manufacturer of proprietary medical devices for circulatory support that was acquired by St. Jude Medical, Inc. (now Abbott Laboratories). Prior to that, he held executive leadership positions at Digirad Corporation, Philips Medical Systems, and ADAC Laboratories. Mr. Burbach also spent six years at McKinsey & Company, Inc., focused primarily on the firm’s healthcare practice. Mr. Burbach holds a Bachelor of Science in Industrial Engineering from Stanford University and a Master of Business Administration from Harvard Business School.

About Sight Sciences

Sight Sciences is an eyecare technology company focused on developing and commercializing innovative and interventional solutions intended to transform care and improve patients’ lives. Using minimally invasive or non-invasive approaches to target the underlying causes of the world’s most prevalent eye diseases, Sight Sciences seeks to create more effective treatment paradigms that enhance patient care and supplant conventional outdated approaches. The Company’s OMNI® Surgical System is an implant-free glaucoma surgery technology (i) indicated in the United States to reduce intraocular pressure in adult patients with primary open-angle glaucoma; and (ii) CE Marked for the catheterization and transluminal viscodilation of Schlemm’s canal and cutting of the trabecular meshwork to reduce intraocular pressure in adult patients with open-angle glaucoma. Glaucoma is the world’s leading cause of irreversible blindness. The SION® Surgical Instrument is a bladeless, manually operated device used in ophthalmic surgical procedures to excise trabecular meshwork. The Company’s TearCare® System is 510(k) cleared in the United States for the application of localized heat therapy in adult patients with evaporative dry eye disease due to meibomian gland disease (MGD), enabling clearance of gland obstructions by physicians to address the leading cause of dry eye disease. Visit www.sightsciences.com for more information.

Sight Sciences, the Sight Sciences logo, TearCare, SmartHub and SmartLids are trademarks of Sight Sciences registered in the United States. OMNI and SION are trademarks of Sight Sciences registered in the United States, European Union and other territories.

© 2025 Sight Sciences. All rights reserved.

Forward-Looking Statements

This press release, together with other statements and information publicly disseminated by the Company, contains certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, which statements are subject to considerable risks and uncertainties. The Company intends such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995 and includes this statement for purposes of complying with these safe harbor provisions. Any statements made in this press release that are not statements of historical fact, including statements about our beliefs and expectations, are forward-looking statements and should be evaluated as such. Forward-looking statements include all statements other than statements of historical fact, including statements concerning the Company’s focus on maintaining its leadership position in the surgical glaucoma segment and executing on its strategy to achieve equitable market access in the dry eye segment, the Company’s ability to build a leading interventional eye care business, the Company’s growth and market development opportunities, and the expectations and perceived benefits of the appointment of Gerhard F. Burbach to the Company’s Board of Directors. These statements often include words such as “anticipate,” “expect,” “suggests,” “plan,” “believe,” “intend,” “estimates,” “targets,” “projects,” “should,” “could,” “would,” “may,” “will,” “forecast” and other similar expressions. We base these forward-looking statements on our current expectations, plans and assumptions that we have made in light of our experience in the industry, as well as our perceptions of historical trends, current conditions, expected future developments and other factors we believe are appropriate under the circumstances at such time. Although management believes these forward-looking statements are based upon reasonable assumptions at the time they are made, management cannot guarantee their accuracy or completeness. Forward-looking statements are subject to and involve risks, uncertainties and assumptions that may cause the Company’s actual results, performance or achievements to be materially different from any future results, performance, or achievements predicted, assumed or implied by such forward-looking statements. Some of the risks and uncertainties that may cause actual results to materially differ from those expressed or implied by these forward-looking statements are discussed under the caption “Risk Factors” in the Company’s filings with the SEC, as may be updated from time to time in subsequent filings. These cautionary statements should not be construed by you to be exhaustive and are made only as of the date of this press release. Sight Sciences undertakes no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by applicable law.

Media contact:
pr@SightSciences.com

Investor contact:
Philip Taylor
Gilmartin Group
415.937.5406
Investor.Relations@Sightsciences.com